CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 2-87671, 33-13083, 33-20432, 33-23822, 33-41083, 33-54438, 33-59027, 33-62029,
333-15335, 333-26375, 333-43775, 333-41955 and 333-64921.


/S/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP

Salt Lake City, Utah
March 25, 1999

                                  EXHIBIT INDEX


     The  following  exhibits  are filed as part of this  Annual  Report on Form
10-K:


    Exhibit
     Number                      Description
     ------                      -----------
       3.(i).1        (13)       Restated Certificate of Incorporation of the Company, as amended.

       3.(ii).1       (17)       By-Laws of the Company, as amended.

       4.1             (7)       Indenture, dated March 13, 1996, between the Company and State Street
                                 Bank and Trust Company.

       4.2             (3)       Rights Agreement, dated as of July 28, 1989, between the Company and
                                 The First National Bank of Boston, as Rights Agent.

       4.2     (a)     (4)       Amendment No. 1, dated September 24, 1990, to Rights Agreement dated as of July 28, 1989 between the Company and The First National Bank of Boston.

       4.3                       Instruments  with  respect  to other  long-term debt of the Company
                                 and  its Consolidated subsidiaries   are  omitted  pursuant  to  Item
                                 601(b) (4)(iii)  of  Regulation   S-K  since  the  total  amount
                                 authorized under each such omitted Instrument  does not  exceed 10
                                 percent of the total   assets   of   the   Company   and   its
                                 subsidiaries  on  a  consolidated   basis.  The Company  hereby
                                 agrees to furnish a copy of any such  instrument to the Securities and Exchange Commission upon request.

**    10.1             (1)       1981 Stock Option Plan of the Company, as amended.

**    10.2             (1)       1987 Stock Option Plan of the Company, as amended.

**    10.3             (1)       1987 Director Stock Option Plan of the Company, as amended.

**    10.4            (16)       1995 Director Stock Option Plan of the Company, as amended.

**    10.5             (2)       Form of Indemnification Agreement between the Company and each of its directors.

**    10.6                       1997 Stock Incentive Plan, as amended.

**    10.7            (11)       Iomega Corporation Nonqualified Deferred Compensation Plan.

**    10.8             (5)       Employment Letter, dated November 29, 1993, between the Company and
                                 Kim Edwards.

**    10.9             (6)       Iomega Incentive Plan for Kim B. Edwards.

      10.10            (3)       Rights Agreement, dated as of July 28, 1989, between the Company and
                                 The First National Bank of Boston, as Rights Agent.

      10.11    (a)     (4)       Amendment No. 1, dated September 24, 1990, to Rights Agreement dated as of July 28, 1989 between the Company and The First National
                                 Bank of Boston.

      10.12            (7)       Indenture, dated March 13, 1996, between the Company and State Street
                                 Bank and Trust Company.

      10.13           (12)       $200 million Credit Agreement, dated March 11, 1997.

      10.13    (a)    (12)       Pledge Agreement, dated March 11, 1997.

      10.13    (b)    (12)       Security Agreement, dated March 11, 1997.

      10.13    (c)    (14)       First  Amendment to $200 million Credit  Agreement,  dated January 23,
                                 1998.

      10.13    (d)    (15)       Waiver of Credit Agreement, dated March 29, 1998.

      10.13    (e)    (17)       Amended and Restated Credit Agreement, dated July 15, 1998.

      10.13    (f)               Amendment No. 1 to Credit Agreement, dated January 29, 1999.

      10.14            (8)       Lease Agreement, dated January 25, 1996 between the Company and
                                 Boyer Iomega LLC, by the Boyer Company, L.C., its Manager.

      10.15            (9)       Agreement for the Sale and Purchase of Assets in Malaysia, dated
                                 September 13, 1996, between the Company and Quantum Corporation.

      10.15    (a)     (9)       Exhibit A to the Agreement for the Sale and Purchase of Assets in
                                 Malaysia, dated September 13, 1996, between the Company and Quantum
                                 Corporation - Preliminary Form of Secured Promissory Note.

      10.15    (b)     (9)       Exhibit B to the Agreement for the Sale and Purchase of Assets in
                                 Malaysia, dated September 13, 1996, between the Company and Quantum
                                 Corporation - The Indemnification Agreement.

      10.16           (14)       Lease Agreement, dated May 13, 1997, between the Company and Liberty
                                 Property Limited Partnership.

      10.17           (15)       Letter Agreement between the Company and James E. Sierk, dated March
                                 25, 1998.

      10.18    (a)    (15)       Severance Agreement and General Release between the Company and
                                 Kim B. Edwards, dated April 15, 1998.

      10.18    (b)    (15)       Secured Promissory Note, dated April 15, 1998.

      10.18    (c)    (15)       Pledge Agreement between the Company and Kim B. Edwards, dated April
                                 15, 1999.

      10.18    (d)    (15)       Non-Competition and Non-Recruitment Agreement between the Company and Kim B. Edwards, dated April 15, 1998.

**    10.19           (17)       1998 Bonus Plan.

      10.20    (a)    (18)       Senior Subordinated Promissory Note Agreement, Idanta Partners Ltd.
                                 and Dunn Family Trust, dated July 8, 1998.

      10.20    (b)    (18)       $20 Million Senior Subordinated Promissory Note, Idanta
                                 Partners Ltd.,
                                 dated July 1, 1998.

      10.20    (c)    (18)       $7.5 Million Senior Subordinated Promissory Note, Idanta Partners Ltd.,
                                 dated July 8, 1998.

      10.20    (d)    (18)       $12.5 Million Senior Subordinated Promissory Note, Dunn Family Trust,
                                 dated July 8, 1998.

**    10.21                      Employment Letter, dated  October 13, 1999, between the Company and
                                 Jodie K. Glore.

**    10.22                      Form of Executive Employment Agreement between the Company and certain executive officers of the Company, dated October 1, 1998.

      13.1                       Portions of the  Company's  1998 Annual  Report
                                 (which is not deemed to be "filed" except to the extent that portions thereof are expressly incorporated by reference in this Annual Report of Form 10-K).

      21.1                       Subsidiaries of the Company.

      23.1                       Consent of Independent Public Accountants (appears on page 27 of this
                                 Annual Report on Form 10-K).

      27.                        Financial Data Schedule (only filed as part of electronic copy).


---------------------------

**                               Management contract or compensation plan or arrangement required to be filed as an exhibit pursuant to Item 14(c) of Form 10-K.



   (1)                           Incorporated   herein  by   reference   to  the exhibits to the
                                 Company's Annual Report on Form 10-K for the year ended
                                 December 31, 1991 (File No. 0-11963).

   (2)                           Incorporated herein by reference to the exhibits to the Company's
                                 Annual Report on Form 10-K for the year ended December 31, 1992
                                 (File No. 0-11963).

   (3)                           Incorporated herein by reference to the exhibits to the Company's
                                 Current Report on Form 8-K filed on August 12, 1989 (File No. 0-11963).

   (4)                           Incorporated herein by reference to the exhibits to the Company's
                                 Amendment No. 1 to Current Report on Form 8-K filed on September 25, 1990
                                 (File No. 0-11963).

   (5)                           Incorporated   herein  by   reference   to  the exhibits to the Company's
                                 Annual Report on Form 10-K for the period ended December 31, 1994
                                 (File No. 0-11963).

   (6)                           Incorporated   herein  by   reference   to  the Exhibits to the Company's
                                 Quarterly  Report on Form 10-Q for the period ended October 1, 1995
                                 (File No. 0-11963).

   (7)                           Incorporated herein by reference to the exhibits to the Company's
                                 Registration Statement on Form S-3 (File No. 33-64995).

   (8)                           Incorporated herein by reference to the exhibits to the Company's
                                 Annual Report on Form 10-K for the period ended December 31, 1995
                                 (File No. 0-11963).

   (9)                           Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly  Report on Form 10-Q for the period  ended  September  29, 1996
                                 (File No. 0-11963).

   (10)                          Incorporated   herein  by   reference   to  the exhibits to the Company's
                                 Annual Report on Form 10-K for the period ended December 31, 1996
                                 (File No. 1-12333).

   (11)                          Incorporated herein by reference to the exhibits to the Company's
                                 Registration Statement on Form S-8 (File No.333-43775).

   (12)                          Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly Report on Form 10-Q for the period ended March 30, 1997
                                 (File No. 1-12333).

   (13)                          Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly  Report on Form 10-Q for the period ended June 29, 1997
                                 (File No. 1-12333).

   (14)                          Incorporated herein by reference to the exhibits to the Company's
                                 Annual Report on Form 10-K for the period ended December 31, 1997
                                 (File No. 1-12333).

   (15)                          Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly Report on Form 10-Q for the period ended March 29, 1998
                                 (File No. 1-12333).

   (16)                          Incorporated herein by reference to Appendix to the Company's definitive  Proxy  Statement for the 1998 Annual Meeting of
                                 Stockholders (File No. 1-12333).

   (17)                          Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly Report on Form 10-Q for the period ended June 28, 1998
                                 (File No. 1-12333).

   (18)                          Incorporated herein by reference to the exhibits to the Company's
                                 Quarterly Report on Form 10-Q for the period ended September 27, 1998
                                 (File No. 1-12333).
